NATIONAL DATA CORPORATION
                                FORM 8-K
                            INDEX TO EXHIBITS
                __________________________________________


Exhibit
Numbers                       Description

23.1                  Consent of Price Waterhouse LLP

23.2                  Consent of Coopers & Lybrand LLP

















































                                                       Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 Nos. 2-81717, 2-86961, 2-92193, 33-25635, 33-43005, 33-44858, 33-58622, 33-58624, 33-59717, 33-55057,
333-05499, 333-05451, 333-05427 of National Data Corporation of our report dated March 28, 1996 relating to the financial statements of MasterCard Automated Point-of-Sale Program (an organizational unit of MasterCard International Incorporated), which appears in the Current Report on Form 8-K of National Data Corporation dated April 1, 1996.



PRICE WATERHOUSE LLP

New York,  New York
June 12, 1996















































                                                       Exhibit 23.2

                    CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Form 8-K of National Data Corporation of our report dated February 6, 1996, on our audits of the consolidated financial statements and financial statement schedule of CIS Technologies, Inc. as of December 31, 1995 and 1994, and for the years ended December 31, 1995, 1994 and 1993, which report is included in CIS Technologies, Inc.'s Annual Report on Form 10-K and Annual Report to Stockholders.

We also consent to the incorporation by reference in the registration statements of National Data Corporation on Forms S-8 (File No.'s 2-81717, 2-86961, 2-92193, 33-25635, 33-43005, 33-44858, 33-58622, 33-
58624, 33-59717, 33-55057, 333-05451, 333-054 27 ) of our report dated
February 6, 1996, on our audits of the consolidated financial statements and financial statement schedule of CIS Technologies, Inc. as of December 31, 1995 and 1994, and for the years ended December 31, 1995, 1994, and 1993, which report is incorporated by reference in this Form 8-K.



Coopers & Lybrand LLP


Tulsa, Oklahoma
June 10, 1996